SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): May 13, 2003



                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-19848                75-2018505

(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)


2280 N. Greenville Avenue                                          75082
Richardson, Texas
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (972) 234-2525


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

99.1 Press Release, dated May 13, 2003, announcing financial results for the quarter ended April 5, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 13, 2003, Fossil, Inc. issued a press release announcing financial results for the quarter ended April 5, 2003. A copy of this press release is attached hereto as Exhibit 99.1.








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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 14, 2003


                                  FOSSIL, INC.


                                  By:  /s/ Mike L. Kovar
                                     ---------------------------------------
                                  Name:  Mike L. Kovar
                                       -------------------------------------
                                  Title:  Senior Vice President and Chief
                                          Financial Officer
                                        ------------------------------------






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


                                  EXHIBIT INDEX

Exhibit No.                         Description


  99.1 Press Release, dated May 13, 2003, announcing financial results for the quarter ended April 5, 2003













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